Health Net, Inc. Health Net, Inc. 2010 Investor Day 2010 Investor Day February 11, 2010 Exhibit 99.1

Cautionary Statement
All statements in this presentation, other than statements of historical information provided herein, including but not limited to the guidance for future periods included herein and the assumptions and underlying such projections, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the guidance as to expected future period results and statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,”
“estimate,” “intend” and other similar expressions are intended to identify forward-looking statements.
Actual results could differ materially due to, among other things, costs, fees and expenses related to the post-closing administrative services to be provided under the administrative services agreements entered into in connection with the sale of our Northeast business; potential termination of the administrative services agreements by the service recipients should we breach such agreements or fail to perform all or a material part of the services required thereunder; any liabilities of the Northeast business that were incurred prior to the closing of its sale as well as those liabilities incurred through the winding-up and running-out period of the Northeast business; potential termination of our TRICARE
North operations; rising health care costs; a continued decline in the economy; negative prior period claims reserve developments; investment portfolio impairment charges; volatility in the financial markets; trends in medical care ratios; unexpected utilization patterns or unexpectedly severe or widespread illnesses; membership declines; rate cuts affecting our Medicare or Medicaid businesses;
litigation costs; regulatory issues; operational issues; health care reform; and general business and market conditions.
Additional factors that could cause actual results to differ materially from those reflected in the forward-
looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the company's most recent Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q, and the risks discussed in the company’s other filings with the Securities and Exchange
Commission. Readers are cautioned not to place undue reliance on these forward-looking statements.
The company undertakes no obligation to publicly revise its guidance, the assessment of the underlying assumptions or any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Non-GAAP Measures
These presentations include quarterly and full-year
income statement measurements that are not calculated
and presented in accordance with Generally Accepted
Accounting Principles. Audience participants should refer
to the reconciliation table included in the Appendix to the
presentations, which is available on the company’s Web
site at www.healthnet.com, and reconciles certain non-
GAAP financial information to GAAP financial information.

Health Net, Inc. Health Net, Inc. 2010 Investor Day 2010 Investor Day Overview Overview Jay Gellert President and Chief Executive Officer 4

5 2009 Summary • Improve Medicare performance • Solidify commercial base • Close Northeast transaction • Strengthen balance sheet • Strong TRICARE performance • Position for the future

6 Our Positioning • Commercial product approach • Diverse portfolio, consistent performance • DoD / VA franchise • Simplified administration and medical management • Available cash

7 Aligned with Environment • New face of consumer • Ongoing affordability pressures • Not overinvested in high risk areas • Leverage with economic recovery • Opportunities from reform

To Do Today
•
Comfortable with 2010
•
Approach that leads into 2011
•
Administrative savings line of sight
•
Can handle TRICARE transition
•
Have cash, will use it wisely
•
Longer term margin expansion opportunities
•
Well-positioned for the future

2010 Earnings Guidance
2010 Earnings Guidance
Year-end Membership
•
Commercial: -1% to -2%
•
Medicaid: +5% to +6%
•
Medicare Advantage: -2% to -3%
•
PDP: +1% to +2%
Consolidated Revenues $13 billion to $13.5 billion
Commercial Premium Yields
(b)
~ 8.3% to 8.8%
(Western Region 2009: ~$316 PMPM)
Commercial Health Care Cost Trends
(b)
~ 20-40 bps < Premium Yields
(Western Region 2009: ~$274 PMPM)
Selling Cost Ratio ~ 2.4%
Gov’t Contracts Ratio ~ 94.5% to 95%
G&A Expense Ratio ~ 8.8% to 9%
Tax Rate ~ 39%
Weighted-average Fully
Diluted Shares Outstanding
103 million – 104 million
GAAP EPS
Non-GAAP EPS
(a)
$1.92 to $2.02
$2.32 to $2.42
(a) Excludes approximately $69 million in pretax charges. These charges include approximately $53 million related to the wind-down of the company’s Northeast businesses and approximately $16 million related to the company’s operations strategy.
(b) Commercial premium yields and commercial health care cost comparisons are on a same-store basis for the company’s Western health plans only for both
2009 and 2010.

Earnings
Earnings
Guidance
Guidance
Bridge
Bridge
2009-2010
2009-2010
(a) (a)
•
Expect pretax margin to improve by
~60 basis points
•
G&A ratio to improve by 70 to 90 basis points
•
Health plan MCR to rise by ~20 basis points
•
Selling costs improve by ~30 basis points
•
Government contracts cost ratio flat
•
Net non-operating gains lower by
~30 basis points

(a) Excludes the impact of charges taken during 2009 and charges expected during 2010.  Also excludes revenues and expenses associated with the run-out of the Northeast business. This information is non-GAAP financial information.  A reconciliation of non-GAAP financial measures is attached as an Appendix to this presentation.

11 Our Goal • Simple • Transparent • Aligned • Tailwinds over headwinds • Flexible

Operations Review Operations Review Jim Woys Executive Vice President and Chief Operating Officer 12

13
2010 and Long-Term Focus
2010 and Long-Term Focus
•
Expand Western commercial revenues
and margins
•
Sustain Medicare membership and margins
•
“Stay the course” in Medi-Cal
•
Maintain and then grow Government contracts
•
Manage health care costs in a capitated
group setting
•
Reduce administrative expenses to drive
margin expansion

Commercial Business Commercial Business Steven Sell President, Western Region Health Plan President, Health Net of California 14

Commercial Plan: Build on Strength
Commercial Plan: Build on Strength
•
Strong California HMO position
–
Gaining market share
•
Strategically changing the mix
–
Geographies, small and mid-market and
low cost products
–
Positioned for changes in the market
•
Build on provider relationships
–
Multiple networks using capitated group model
–
Allows wide range of price points
•
Goal: steady margin improvement

2005
17%
49%
34%
2007
4%
13%
47%
35%
2009
5%
11%
54%
31%
HMO PPO POS HDHP/SO

The New and Improved HMO
The New and Improved HMO
•
HMO strong in California
•
HDHP growth has changed little since 2007
CA Commercial Market Share by Product Type
Sources: California Health Care Foundation (CHCF)/NORC California Employer Health Benefits Survey: 2007-2009,
2005-2006, 2004, Kaiser/HRET CHCF Survey: 2001-2003, 2001-2009

12.9%
24.5%
18.3%
24.3%
8.0%
12.0%
11.7%
25.1%
20.4%
26.3%
8.1%
8.3%
Anthem
Health Net
United
Blue Shield
Aetna
Other

2009 Health Plan Market Share in CA
(Commercial HMO/POS)
Network HMO
2009 Health Plan Market Share in Inland
Empire, Los Angeles, and Orange County
(Commercial HMO/POS)
Network HMO

Health Net Strong in Commercial HMO
Health Net Strong in Commercial HMO
Note: Commercial HMO/POS excludes self-funded membership.
Source: HealthLeaders, Managed Market Surveyor data, January 2009

The New and Improved HMO
The New and Improved HMO
•
Integrated provider groups provide cost stability
and predictability
•
Low cost products meet “value shopper” needs
Comprehensive benefits at competitive price points
•
Prices for high deductible, consumer-directed
products rising substantially
Up to 40 percent

More than 80 percent of HNCA's commercial membership is enrolled in capitated medical groups

18.2%
81.8%

Group Networks: Our Sweet Spot
Group Networks: Our Sweet Spot
•
A staple of Western
markets
•
Health Net is the lead
network model HMO
player
*
•
More penetrated
landscape in Southern
California
–
Health Net’s best
geography
•
The most cost-effective
delivery system
–
Reduces risk

* Based on membership

The Value of the Group Model
The Value of the Group Model
•
More predictable costs and pricing
•
Integrates care and avoids duplicative or
unnecessary procedures
•
Care starts at low cost setting, “steps-up”
only as necessary
•
Collaborate on cost and quality initiatives

Economy Driving to Affordable Products
Economy Driving to Affordable Products
•
Affordability issues – need for lower cost products
–
Small and mid-market
•
Two approaches to lower cost products:
–
Narrow network products are growing
–
Consumer-driven, high deductible products not
producing promised savings
•
Competitive prices
–
Capitated HMO is 30 percent less compared with
PPO in Southern California

Strength: Narrow Network Products
Strength: Narrow Network Products

•
Steady growth in all narrow network products
•
Success with a growing Latino population
•
Growing interest in substantive coverage in lieu of broad access
Health Net Narrow Network Products Membership
200,000
210,000
220,000
230,000
240,000
250,000
260,000
270,000
280,000
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09
Total Narrow
Network
Products

31%
36%
38%
69%
64%
62%
0%
20%
40%
60%
80%
100%
Q1-2007 Q1-2008 Q1-2009
Small Group Network Model HMO Market Share
Health Net has continued to gain market share in small
groups in network model HMO from 1Q07 to 1Q09
(1)
Strength: Small Group Segment
Strength: Small Group Segment
•
HNT small group membership increased 7 percent
•
Total membership for the other four largest network model
HMO plans dropped 7 percent
(1) Source:  Data from DMHC and excludes Kaiser and all PPO data. Percent share reflects percent share of top statewide competitors.

Expanding Gross Margin
Expanding Gross Margin

•
Disciplined pricing – 20 to 40 basis points
MCR improvement
•
Segment shift to small and mid-markets
•
Mix shift to narrow network products
•
Geographic shift to profitable regions

Winning Strategy for Today’s Market
Winning Strategy for Today’s Market
•
Strong California HMO position
•
Built on strong provider group relationships
•
Change the mix to small and mid-group, lower
costs and key geographies
•
Sustained disciplined pricing

Result: steady margin improvement

Medicare & Medicare & State Programs State Programs Scott Kelly Chief Government Programs Officer 26

Medicare Positioning
Medicare Positioning
•
Focus on network model markets in
Western region
–
Established and accepting of MA since before BBA
–
Best “age-in” opportunities
•
Build on strength of capitated networks
in California
•
Balance cost, revenue and benefits/premiums
to maintain margins in challenging
reimbursement environment

Medicare Membership by Risk Type (CA)

1%
39%
60%
Prof Cap, Inst FFS (Shared Risk)
Prof Cap, Inst Cap (Dual Risk)
Prof FFS, Inst FFS

Medicare Medicare 28

Medicare Advantage 2009
Medicare Advantage 2009
•
Met goals in 2009
•
Emphasized margin with reasonable growth
–
Risk mitigation
•
Improvement driven by targeted benefit and
premium changes
•
Improved risk adjuster data collection
•
Stable enrollment
–
Exited Private Fee-for-Service

Medicare Advantage: 2010 Expectations
Medicare Advantage: 2010 Expectations

•
Early enrollment results positive
•
MCR expected to improve
Premium and benefit design
Exit Private Fee-for-Service
•
Margins consistent with long-term targets

Medicare Part D
Medicare Part D

•
Solid franchise
•
2009 enrollment slightly better than expected
•
Returned to solid margins
•
2010 enrollment expected to increase
1 to 2 percent
•
2010 margins consistent with long-term targets

State Programs: Medi-Cal
State Programs: Medi-Cal
•
Highest ranking HMO plan in California by
U.S. News and World Report
•
702,000 members at year-end 2009, an
increase of 12.5 percent year-over-year
•
2010 outlook
–
Expect 5 to 6 percent membership growth
–
Continued rate pressure
–
Continued provider partnership attention
–
Maintain stable financial performance
–
Key strategic position for health care reform

Medi-Cal Membership by Risk Type

20%
20%
60%
Prof Cap, Inst FFS (Shared Risk)
Prof Cap, Inst Cap (Dual Risk)
Prof FFS, Inst FFS

Medi-Cal Medi-Cal 33

State Programs: Healthy Families
State Programs: Healthy Families
•
153,000 members at year-end 2009, an
increase of 10.3 percent year-over-year
•
2010 program outlook
–
Expect 5 to 6 percent membership gains
–
Continued rate pressure
–
Margin stability

Key Takeaways
Key Takeaways
•
Strong 2009 Medicare results lead to solid
2010 outlook based on benefits, premiums
and enrollment
•
Medicare margin stability in long-standing MA
network-model markets
–
Predictable cost structure
•
Maintain Medi-Cal stability and position in
advance of health care reform
–
Support commercial and Medicare low-cost
products, e.g. Salud
con Health Net

Government Segment Government Segment Federal Services / MHN Federal Services / MHN Steve Tough President, Government Programs Division 36

2009 Review and 2010 Outlook
•
2009 Government contracts ratio of 94.6 percent
–
Better than planned due to lower health care cost
trends and DoD behavioral health growth
•
2010 Expectations
–
Current TRICARE contract and terms to continue
through March of 2011
–
Revenue growth of approximately 10 percent
consistent with health care cost inflation and
continued behavioral health growth
–
Government contracts ratio of 94.5 to 95.0 percent

Status of TRICARE Award Protest
•
GAO sustained Health Net’s protest
Appearance of “conflict of interest”
Evaluation of provider discounts
GAO concluded errors could have impacted the
•
DoD agreed to consider “conflict” issue first
•
Awaiting next steps from DoD
relative standing of the proposals

MFLC: DoD Behavioral Health Program
•
Substantial year-over-year revenue growth, with
2009 revenues of more than $200 million
•
More than 1,500 consultants at approximately
300 locations worldwide seeing over 1 million
encounters per month
•
Expect to achieve 2010 growth
–
Increasing demand for services (including base non-
medical counseling and personal financial counseling)
–
Prepared to respond quickly to emergent events

40 MFLC Program Revenue MFLC Program Revenue 40 $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008 2009

Future Opportunities
•
Department of Veterans Affairs
•
Department of Defense
–
MFLC expansion
•
Other government and commercial entities
–
Customized Behavioral Health & EAP for targeted
market segments, including:
•
Colleges and universities / student health
•
Federal agencies
•
Correctional health

Health Care Cost Health Care Cost Management Management John Sivori Health Care Services Officer 42

Health Care Cost Management
•
2009 commercial trends higher than
initial expectations
–
H1N1 and COBRA
•
Significant progress in network contracting
•
Better management of trend is key element
of long-term margin expansion
•
Longer term opportunities with established
capitated provider relationships
–
More stable cost environment
–
Unique medical management
–
Low-cost product flexibility

2010 Expectations
•
Expect commercial costs to be 20 to 40 basis
points better than premium yields
•
Stable physician (~6 percent) and inpatient
(~10 percent) trends
•
Moderating outpatient trends (~12 percent)
•
Lower Rx trends compared with 2009
(~10 percent)
•
Assuming abatement in flu
•
COBRA impact included in assumptions
•
Effective medical management in capitated
group setting is key to long-term success

Medical Management
in a Capitated Group Setting
•
Focus on provider groups that optimize cost
effectiveness and quality
–
Understand local delivery system issues
–
Influence with physician community
–
Support for complex management
•
Offer tools and resources to providers for
improved performance
•
Targeted Efficiency Program using aligned
incentives to reward effective management

Execution on the Basics
•
Care management
–
Active evidence-based interventions
–
Integrated with delegated providers and vendors
•
Complex case management
–
Enroll the sickest and most complicated patients
•
Monitor key measures
–
Inpatient days per thousand
–
ER visits per thousand
–
Re-admits

Provider Contracting Update
•
Completed more than 80 percent of 2010
contracts on dollar-spend basis
–
90 percent completed in California
•
Expand cost-effective narrow network
solutions with key provider groups (Salud,
Silver, Bronze)
•
Enhance partnerships with key
hospital systems
•
Renew physician awareness of shared
risk benefits

Pharmacy Cost Management
•
Utilization trends moderating
•
Unit costs an area of focus
•
2009 impact from H1N1 flu
•
Captive PBM allows aggressive
formulary management
•
Integrated specialty management
•
Success with generics

Pharmacy Performance
•
Industry-leading generic fill rate
(72 percent in 2009 in Western health plans)
•
Continued improvement in generic fill rate
•
Key driver of overall trend management to
near single digits for the last eight years

Key Takeaways
•
Leveraging existing provider relationships to
deliver products and a cost structure that
meets customer needs
•
Delegated model recognized as vehicle for
cost containment
•
Focused on improved execution of the basics
in 2010

Operational Efficiency Operational Efficiency Jim Woys Executive Vice President and Chief Operating Officer 51

Operations Strategy Rationale
Operations Strategy Rationale
•
2007: cost structure inefficient and expensive
•
2009: repositioned G&A – efficient and cost-
effective
•
Improved operating performance
The majority of key metrics in claims, call center
and enrollment have shown year-over-year
improvement
•
Long-term sustainable savings

53
Operations Strategy Results
Operations Strategy Results
•
A “high return” investment
– Achieved more than $125 million in run-rate G&A
savings since 2007
•
Operations strategy nearly complete
–
Application and infrastructure outsourcing and
systems efficiencies: $53 million in run-rate savings
–
Business process outsourcing and vendor
management: $37 million in run-rate savings
–
Other restructuring and efficiency initiatives:
$35 million in run-rate savings
–
Headcount reduced by approximately 1,300
•
Further run-rate savings of $15 million from
additional overhead reductions

Operations Strategy Investments
Operations Strategy Investments
•
Necessary charges of $191 million pretax
to-date, with further charges of $16 million
pretax in 2010 as headcount continues to decline
– $43 million for noncash asset write-downs
– $88 million for severance due to headcount reductions
– $60 million for facilities, system consolidation
and consulting
•
Without investments, 2009 G&A would have been
$105 million higher
– Assuming 3 percent annual inflation

Ongoing savings exceed investments
Operations Strategy Results
Operations Strategy Results
•
Total charges = $207 million pretax
•
Positive return realized in second half of 2010
Operations Strategy Savings vs. Charges
$'s in millions
-$150
-$100
-$50
$0
$50
$100
$150
$200
2008 2009 2010 2011 2012
Savings
Charge

56
Overhead Reductions
Overhead Reductions
•
Further administrative cost savings
necessary with Northeast sale
•
Expect to achieve savings by reducing
corporate overhead
•
Eliminate $80 million to $100 million in
run-rate G&A expenses by year-end 2011
•
New G&A base will be scalable as
growth resumes

57
2010 and Long-Term Focus
2010 and Long-Term Focus
•
Expand Western commercial revenues
and margins
•
Sustain Medicare membership and margins
•
“Stay the course” in Medi-Cal
•
Maintain and then grow Government contracts
•
Manage health care costs in a capitated
group setting
•
Reduce administrative expenses to drive
margin expansion

Financial Review Financial Review Joseph C. Capezza Executive Vice President and Chief Financial Officer 58

On the Right Track
On the Right Track
•
Completed Northeast transaction
•
Met 2009 expectations
•
Fixed Medicare
•
Contributed $100 million to subsidiaries in
December 2009 RBC more than 400 percent
•
Strong cash at parent $450 million at
year-end 2009
•
Expect 2010 cash flow of $300 million to
$325 million

Northeast Transaction Cash Northeast Transaction Cash 2009 $377 million 2010 $ 23 million 2011 $ 90 million to $210 million Total $490 to $610 million 60

Retained regulatory capital ~$  90 million
Debt repayment ~$140 million
Share repurchase
~$  90 million*
Severance, capital expenditures and
other expenses ~$  80 million
TOTAL ~$400 million

*  Assumes share repurchases equal to current authorization of approximately $103 million.
2010 Cash Uses
2010 Cash Uses

Capital Summary
Capital Summary
Parent cash 12/31/10 ~$350 million
Revolver capacity 12/31/10 ~$485 million
Additional Northeast payments ~$90 million to $210 million
Total debt 12/31/10 ~$475 million

2010 Earnings Guidance
2010 Earnings Guidance
Year-end Membership
•
Commercial: -1% to -2%
•
Medicaid: +5% to +6%
•
Medicare Advantage: -2% to -3%
•
PDP: +1% to +2%
Consolidated Revenues $13 billion to $13.5 billion
Commercial Premium Yields ~ 8.3% to 8.8%
Commercial Health Care Cost Trends ~ 20-40 bps < Premium Yields
Selling Cost Ratio ~ 2.4%
Gov’t Contracts Ratio ~ 94.5% to 95%
G&A Expense Ratio ~ 8.8% to 9%
Tax Rate ~ 39%
Weighted-average Fully
Diluted Shares Outstanding
103 million – 104 million
GAAP EPS
Non-GAAP EPS*
$1.92 to $2.02
$2.32 to $2.42
(a) Excludes approximately $69 million in pretax charges. These charges include approximately $53 million related to the wind-down of the company’s Northeast businesses and approximately $16 million related to the company’s operations strategy.
(b) Commercial premium yields and commercial health care cost comparisons are on a same-store basis for the company’s Western health plans only for both
2009 and 2010.

Health Net, Inc. Health Net, Inc. 2010 Investor Day 2010 Investor Day Appendix Appendix February 11, 2010 64

Health Net, Inc.

Reconciliation of Non-GAAP Financial Measures

Operating Results Excluding Charges

(Amounts in thousands, except per share, PMPM and ratio data)

This table presents the company’s consolidated operations for the periods presented below and the charges recorded in the consolidated statement of operations for such periods. Information for the quarter and year-ended December 31, 2009 also includes the financial impact from the December 11, 2009 sale of our Northeast health plans. Management believes that the presentation of certain financial information in the attached press release, excluding the charges that were recorded and excluding the impact from the divestiture of our Northeast health plans, all of which is non-GAAP financial information, is important to investors as it excludes special items that are not indicative of our core operating results. Non-GAAP financial information presented below should be considered in addition to, not as a substitute for, financial information prepared in accordance with GAAP.

	Quarter Ended December 31, 2008			Year Ended December 31, 2008			Quarter Ended September 30, 2009
	As Reported	Impact of Charge[1]	Excluding Impact of Charge[1] (Non- GAAP)	As Reported	Impact of Charges[2]	Excluding Impact of Charges[2] (Non- GAAP)	As Reported	Impact of Charge[3]	Excluding Impact of Charge[3] (Non- GAAP)
REVENUES:
Health plan services premiums	$3,082,133		$3,082,133	$12,392,006		$12,392,006	$3,166,877		$3,166,877
Government contracts	751,604		751,604	2,835,261		2,835,261	758,507		758,507
Net investment income	24,536		24,536	91,042	(14,642)	105,684	27,691		27,691
Administrative services fees and other income	11,209		11,209	48,280	(3,400)	51,680	15,578		15,578

	3,869,482	—	3,869,482	15,366,589	(18,042)	15,384,631	3,968,653	—	3,968,653

EXPENSES:
Health plan services	2,629,398	(5,700)	2,635,098	10,762,657	37,496	10,725,161	2,734,984	(571)	2,735,555
Government contracts	718,893		718,893	2,702,573		2,702,573	716,323		716,323
General and administrative	347,128	53,535	293,593	1,291,059	119,540	1,171,519	319,451	19,495	299,956
Selling	92,314		92,314	360,381		360,381	83,275		83,275
Depreciation and amortization	17,271		17,271	59,878		59,878	12,689		12,689
Interest	10,523		10,523	42,909		42,909	10,264		10,264
Asset impairments	—		—	—		—	170,570	170,570	—
Loss on sale of businesses	—		—	—		—	—		—

	3,815,527	47,835	3,767,692	15,219,457	157,036	15,062,421	4,047,556	189,494	3,858,062

Income (loss) from operations before income taxes	53,955	(47,835)	101,790	147,132	(175,078)	322,210	(78,903)	(189,494)	110,591
Income tax provision (benefit)	18,420	(20,227)	38,647	52,129	(70,951)	123,080	(12,881)	(53,890)	41,009

Net income (loss)	$35,535	$(27,608)	$63,143	$95,003	$(104,127)	$199,130	$(66,022)	$(135,604)	$69,582

Basic earnings (loss) per share	$0.34		$0.61	$0.89		$1.87	$(0.64)		$0.67
Diluted earnings (loss) per share	$0.34		$0.61	$0.88		$1.85	$(0.64)		$0.67

Weighted average shares outstanding:
Basic	103,694		103,694	106,532		106,532	103,873		103,873
Diluted	104,063		104,063	107,610		107,610	103,873		104,432

Pretax margin	1.4%		2.6%	1.0%		2.1%	-2.0%		2.8%
Health plan services MCR	85.3%		85.5%	86.9%		86.5%	86.4%		86.4%
Government contracts cost ratio	95.6%		95.6%	95.3%		95.3%	94.4%		94.4%
G&A expense ratio	11.2%		9.5%	10.4%		9.4%	10.0%		9.4%
Selling costs ratio	3.0%		3.0%	2.9%		2.9%	2.6%		2.6%
Effective tax rate	34.1%		38.0%	35.4%		38.2%	16.3%		37.1%

1	Includes a $5.7 million pretax benefit for a litigation reserve true-up included in health plan services expenses and a $53.5 million pretax charge primarily for severance and other expenses related to the company’s operations strategy and included in G&A.
2	Includes a $175.1 million pretax charge in total of which:

(a) $119.6 million was primarily related to severance and other expenses associated with the company’s operations strategy and included in G&A expenses

(b) $37.5 million was included in health plan services expenses for estimated litigation liability and regulatory actions for the company’s rescission practices in Arizona and California and for the execution of the settlement agreement for the McCoy, et al., lawsuits

(c) $14.6 million investment impairment charge taken in the third quarter of 2008 and included in net investment income

(d) $3.4 million pretax charge related to the estimated loss on the sale of the assets of a subsidiary taken in the first quarter of 2008 and included in other income

3	Includes a $0.6 million pretax benefit for a litigation reserve true-up included in health care costs, a $19.5 million pretax charge primarily for IT systems and other expenses related to the company’s operations strategy and included in G&A expenses and a $170.6 million pretax asset impairment charge for goodwill, intangible and IT-related assets related to the sale of our Northeast health plans.

Health Net, Inc.

Reconciliation of Non-GAAP Financial Measures

Operating Results Excluding Charges

(Amounts in thousands, except per share, PMPM and ratio data)

	Quarter Ended December 31, 2009				Year Ended December 31, 2009
	As Reported	Impact of Charges[4]	Divested Operations[5]	Excluding Impact of Charges and Divestiture[4,5] (Non- GAAP)	As Reported	Impact of Charge[6]	Divested Operations[5]	Excluding Impact of Charge and Divestiture[5,6] (Non- GAAP)
REVENUES:
Health plan services premiums	$2,981,678		$5,483	$2,976,195	$12,440,589		$5,483	$12,435,106
Government contracts	754,766			754,766	3,104,700			3,104,700
Net investment income	33,486		1,126	32,360	105,930		1,126	104,804
Administrative services fees and other income	28,165		15,113	13,052	62,022		15,113	46,909

	3,798,095	—	21,722	3,776,373	15,713,241	—	21,722	15,691,519

EXPENSES:
Health plan services	2,557,149		5,508	2,551,641	10,731,951	(4,805)	5,508	10,731,248
Government contracts	707,353	3,632		703,721	2,939,722	3,632		2,936,090
General and administrative	355,407	38,723	20,588	296,096	1,361,956	124,799	20,588	1,216,569
Selling	84,068		249	83,819	330,112		249	329,863
Depreciation and amortization	8,605		589	8,016	53,042		589	52,453
Interest	9,538			9,538	40,887			40,887
Asset impairments	4,309	4,309		—	174,879	174,879		—
Loss on sale of businesses	105,931	105,931		—	105,931	105,931		—

	3,832,360	152,595	26,934	3,652,831	15,738,480	404,436	26,934	15,307,110

Income (loss) from operations before income taxes	(34,265)	(152,595)	(5,212)	123,542	(25,239)	(404,436)	(5,212)	384,409
Income tax provision (benefit)	10,892	(38,149)	(2,059)	51,100	23,765	(123,533)	(2,059)	149,357

Net income (loss)	$(45,157)	$(114,446)	$(3,153)	$72,442	$(49,004)	$(280,903)	$(3,153)	$235,052

Basic earnings (loss) per share	$(0.43)			$0.70	$(0.47)			$2.26
Diluted earnings (loss) per share	$(0.43)			$0.69	$(0.47)			$2.25

Weighted average shares outstanding:
Basic	103,902			103,902	103,849			103,849
Diluted	103,902			104,626	103,849			104,412

Pretax margin	-0.9%			3.3%	-0.2%			2.4%
Health plan services MCR	85.8%			85.7%	86.3%			86.3%
Government contracts cost ratio	93.2%			92.8%	94.6%			94.5%
G&A expense ratio	11.9%			10.0%	10.9%			9.8%
Selling costs ratio	2.8%			2.8%	2.7%			2.7%
Effective tax rate	-31.8%			41.4%	-94.2%			38.9%

4	Includes a $3.6 million charge for TRICARE contract procurement costs included in government contracts expenses and a $38.7 million operations strategy charge and Northeast divestiture related expenses, each of which are included in G&A expenses, and an asset impairment and loss on the sale of Northeast health plans recorded in 2009.
5	Represents revenues and expenses related to the run-off of the Northeast health plans divested on December 11, 2009.
6	Includes a $4.8 million pretax benefit for a litigation reserve true-up included in health care costs, $3.6 million charge for TRICARE contract procurement costs included in government contracts expenses, and $124.8 million of operations strategy and Northeast sale related expenses included in G&A expenses, and an asset impairment and loss on the sale of Northeast health plans recorded in 2009.